UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2018 (May 9, 2018)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submissions of Matters to a Vote of Security Holders

Third Point Reinsurance Ltd. (the "Company") held its Annual General Meeting of Shareholders on May 9, 2018 (the "Annual Meeting").

Proxies with regard to the matters voted upon at the Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 27, 2018 (the "Proxy Statement").

(i)
The Company's shareholders elected three Class II directors and one Class I director to serve until the annual general meeting of shareholders to be held in 2021 and 2020, respectively, or until their respective office shall otherwise be vacated pursuant to the Company's Bye-laws. There was no solicitation in opposition of the nominees listed in the Proxy Statement and the nominees were elected.

Director Name	For	Withheld	Broker Non-Votes
J. Robert Bredahl (Class II)	88,994,109	300,059	4,783,399
Joshua L. Targoff (Class II)	88,085,018	1,209,150	4,783,399
Mark Parkin (Class II)	88,907,334	386,834	4,783,399
Gretchen A. Hayes (Class I)	88,993,790	300,378	4,783,399

(ii)	The Company's shareholders approved the Amended and Restated Bye-laws of the Company (as described in the Proxy Statement).

For	Against	Abstain	Broker Non-Votes
46,001,375	43,266,085	26,708	4,783,399

(iii)      The Company's shareholders approved, by a non-binding advisory vote, the executive compensation paid to the Company's named executive officers ("Say on Pay") as set forth below.

For	Against	Abstain	Broker Non-Votes
87,961,489	1,227,824	104,855	4,783,399

(iv)
The Company's shareholders elected certain individuals as Designated Company Directors (as defined in the Proxy Statement) of certain of the Company's non-U.S. subsidiaries, as required by the Company's Bye-Laws. There was no solicitation in opposition to any of the nominees listed in the Proxy Statement and all of the nominees were elected.

For	Against	Abstain	Broker Non-Votes
87,389,553	970,623	933,992	4,783,399

(v)
The Company's shareholders approved the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company's independent auditor to serve until the annual general meeting to be held in 2019, and the authorization of the Company's Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

For	Against	Abstain	Broker Non-Votes
93,828,442	157,308	91,817	NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT REINSURANCE LTD.

Date: May 11, 2018	/s/ Janice R. Weidenborner
	Name:	Janice R. Weidenborner
	Title:	EVP, Group General Counsel & Secretary